CERTIFICATION 302

I, GORDEN VERNON PORTER, Chief Financial Officer of Pinecrest Ventures, Inc. (the "Registrant"), certify that;

1. I  have reviewed the annual and quarterly reports of Pinecrest
     Ventures, Inc.;

2. Based on my knowledge, the annual and quarterly reports do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the annual and quarterly reports;

3. Based on my knowledge, the financial statements, and other Financial information included in the annual and quarterly reports, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual and quarterly reports.

4. The registrant's other certifying officers and I are responsible For establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this  quarterly  report  (the  "Evaluation  Date");  and

c) presented in the annual and quarterly reports our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based On our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in the annual and quarterly reports whether or not there were significant changes in internal controls or in other facts that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date:  June 20,  2003          /s/ GORDEN VERNON PORTER
                             ___________________________________
                                   (Signature)

                                    Chief  Financial  Officer
                             ___________________________________
                                   (Title)